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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 22, 1999



                         AVANT IMMUNOTHERAPEUTICS, INC.
             (Exact Name of Registrant as specified in its charter)



         Delaware                       0-15006             13-3191702
(State or other jurisdiction      (Commission File      (I.R.S. Employer
     of incorporation)                  Number)          Identification No.)



                      119 Fourth Avenue, Needham, MA 02494
                 (Address of principal executive offices and zip
                                      code)

                                 (781) 433-0771
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On September 22, 1999, Avant Immunotherapeutics, Inc. (the "Company") issued the press release (attached as Exhibit 99.1 to this Current Report on Form 8-K) announcing the private offering of unregistered securities of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

EXHIBIT NO.                DESCRIPTION

99.1 Press release announcing the private offering of unregistered securities of the Company.





                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 1999             AVANT IMMUNOTHERAPEUTICS, INC.


                                      By: /s/ Una S. Ryan
                                          --------------------------
                                          Una S. Ryan, Ph.D.
                                          President, Chief Executive Officer and
                                          Assistant Secretary